SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

☒                                 Current report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

July 16, 2003

Date of Report

(Date of earliest event reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Seventeenth Street, Suite 3300
Denver, Colorado  80202

(Address of principal executive offices)

Telephone Number  (303) 295-3995

(Registrant’s telephone number)

Not applicable

(Former name and address)

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

C.            Exhibits

Exhibit No.	Description

99.1	Press Release

ITEM 9.            REGULATION FD DISCLOSURE

On July 16, 2003, Cimarex Energy Co. (NYSE XEC) provided a mid-year operations update and scheduled the second quarter 2003 conference call.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: July 16, 2003	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release